UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 11, 2007

PATRIOT TAX CREDIT PROPERTIES L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20638	13-3519080
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 11, 2007, Patriot Tax Credit Properties L.P. (“Patriot”) responded to an unsolicited tender offer by Peachtree Partners, Ira Gaines and Barry Zemel (collectively, the “Offerors”) to purchase up to 4.9% of the 38,125 outstanding limited partnership units of Patriot at a price of $33.15 per unit, less certain reductions to that purchase price (including an “administrative fee” of $150 per selling investor) as described in the Offerors’ written tender offer materials dated May 31, 2007. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and also include a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	99.1	Press release, dated June 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT TAX CREDIT PROPERTIES L.P.

By:	RCC Partners 96, L.L.C.,
General Partner

Date: June 11, 2007	By:	/s/ Robert L. Levy

Robert L. Levy

Chief Financial Officer

Exhibit Index

99.1	Press release, dated June 11, 2007